                                                                EX-99.B(d)(1)(i)


                            WELLS FARGO FUNDS TRUST
                         INVESTMENT ADVISORY AGREEMENT

                                   SCHEDULE A

-------------------------------------------------------------------------------------
                                                                       Fee as % of
 FUNDS                                                                 Avg. Daily
                                                                        Net Asset
-------------------------------------------------------------------------------------
 1.   Aggressive Balanced-Equity Fund                                      0.72
-------------------------------------------------------------------------------------
 2.   Arizona Tax-Free Fund                                                0.40
-------------------------------------------------------------------------------------
 3.   Asset Allocation Fund                                                0.80
-------------------------------------------------------------------------------------
 4.   California Limited Term Tax-Free Fund                                0.40
-------------------------------------------------------------------------------------
 5.   California Tax-Free Fund                                             0.40
-------------------------------------------------------------------------------------
 6.   California Tax-Free Money Market Fund                                0.30
-------------------------------------------------------------------------------------
 7.   California Tax-Free Money Market Trust                               0.0
-------------------------------------------------------------------------------------
 8.   Cash Investment Money Market Fund                                    0.10
-------------------------------------------------------------------------------------
 9.   Colorado Tax-Free Fund                                               0.40
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 10.  Corporate Bond Fund                                                  0.50
-------------------------------------------------------------------------------------
 11.  Disciplined Growth Fund                                              0.75
-------------------------------------------------------------------------------------
 12.  Diversified Bond Fund                                                0.50
-------------------------------------------------------------------------------------
 13.  Diversified Equity Fund                                              0.72
-------------------------------------------------------------------------------------
 14.  Diversified Small Cap Fund                                           0.87
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 15.  Equity Income Fund                                                   0.75
-------------------------------------------------------------------------------------
 16.  Equity Index Fund                                                    0.25
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 17.  Equity Value Fund                                                    0.75
-------------------------------------------------------------------------------------
 18.  Government Institutional Money Market Fund                           0.10
-------------------------------------------------------------------------------------
 19.  Government Money Market Fund                                         0.35
-------------------------------------------------------------------------------------
 20.  Growth Balanced Fund                                                 0.65
-------------------------------------------------------------------------------------
 21.  Growth Equity Fund                                                   0.97
-------------------------------------------------------------------------------------
 22.  Growth Fund                                                          0.75
-------------------------------------------------------------------------------------
 23.  Income Fund                                                          0.50
-------------------------------------------------------------------------------------
 24.  Income Plus Fund                                                     0.60
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 25.  Index Allocation Fund                                                0.80
-------------------------------------------------------------------------------------
 26.  Index Fund                                                           0.15
-------------------------------------------------------------------------------------
 27.  Intermediate Government Income Fund                                  0.50
-------------------------------------------------------------------------------------
 28.  International Equity Fund                                            1.00
-------------------------------------------------------------------------------------
 29.  International Fund                                                   1.00
-------------------------------------------------------------------------------------
 30.  Large Cap Appreciation Fund                                          0.70
-------------------------------------------------------------------------------------
 31.  Large Company Growth Fund                                            0.75
-------------------------------------------------------------------------------------
 32.  Limited Term Government Income Fund                                  0.50
-------------------------------------------------------------------------------------
 33.  Mid Cap Growth Fund                                                  0.75
-------------------------------------------------------------------------------------
 34.  Minnesota Intermediate Tax-Free Fund                                 0.40
-------------------------------------------------------------------------------------
 35.  Minnesota Tax-Free Fund                                              0.40
-------------------------------------------------------------------------------------
 36.  Minnesota Money Market Fund                                          0.30
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 37.  Moderate Balanced Fund                                               0.60
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 38.  Money Market Fund                                                    0.40
-------------------------------------------------------------------------------------
 39.  Money Market Trust                                                   0.0
-------------------------------------------------------------------------------------
 40.  National Limited Term Tax-Free Fund                                  0.40
-------------------------------------------------------------------------------------
 41.  National Tax-Free Fund                                               0.40
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                       Fee as % of
 FUNDS                                                                 Avg. Daily
                                                                        Net Asset
-------------------------------------------------------------------------------------
 42.  National Tax-Free Institutional Money Market Fund                    0.10
-------------------------------------------------------------------------------------
 43.  National Tax-Free Money Market Fund                                  0.25
-------------------------------------------------------------------------------------
 44.  National Tax-Free Money Market Trust                                  0.0
-------------------------------------------------------------------------------------
 45.  Nebraska Tax-Free Fund                                               0.50
-------------------------------------------------------------------------------------
 46.  Oregon Tax-Free Fund                                                 0.40
-------------------------------------------------------------------------------------
 47.  OTC Growth Fund                                                      0.65
-------------------------------------------------------------------------------------
 48.  Outlook Today Fund*                                                  0.70
-------------------------------------------------------------------------------------
 49.  Outlook 2010 Fund*                                                   0.70
-------------------------------------------------------------------------------------
 50.  Outlook 2020 Fund*                                                   0.70
-------------------------------------------------------------------------------------
 51.  Outlook 2030 Fund*                                                   0.70
-------------------------------------------------------------------------------------
 52.  Outlook 2040 Fund*                                                   0.70
-------------------------------------------------------------------------------------
 53.  Overland Express Sweep Fund                                          0.45
-------------------------------------------------------------------------------------
 54.  Positive Return Bond Fund                                            0.50
-------------------------------------------------------------------------------------
 55.  Prime Investment Institutional Money Market Fund                     0.10
-------------------------------------------------------------------------------------
 56.  Prime Investment Money Market Fund                                   0.10
-------------------------------------------------------------------------------------
 57.  Small Cap Growth Fund                                                0.90
-------------------------------------------------------------------------------------
 58.  Small Cap Opportunities Fund                                         0.90
-------------------------------------------------------------------------------------
 59.  Small Cap Value Fund                                                 0.90
-------------------------------------------------------------------------------------
 60.  Small Company Growth Fund                                            0.90
-------------------------------------------------------------------------------------
 61.  Specialized Health Sciences Fund                                     0.95
-------------------------------------------------------------------------------------
 62.  Specialized Technology Fund                                          1.05
-------------------------------------------------------------------------------------
 63.  Stable Income Fund                                                   0.50
-------------------------------------------------------------------------------------
 64.  Strategic Income Fund                                                0.52
-------------------------------------------------------------------------------------
 65.  Treasury Plus Institutional Money Market Fund                        0.10
-------------------------------------------------------------------------------------
 66.  Treasury Plus Money Market Fund                                      0.35
-------------------------------------------------------------------------------------
 67.  100% Treasury Institutional Money Market Fund                        0.10
-------------------------------------------------------------------------------------
 68.  100% Treasury Money Market Fund                                      0.35
-------------------------------------------------------------------------------------
 69.  Variable Rate Government Fund                                        0.50
-------------------------------------------------------------------------------------
 70.  Wealthbuilder Growth Balanced Portfolio                              0.35
-------------------------------------------------------------------------------------
 71.  Wealthbuilder Growth & Income Portfolio                              0.35
-------------------------------------------------------------------------------------
 72.  Wealthbuilder Growth Portfolio                                       0.35
-------------------------------------------------------------------------------------
 73.  Wells Fargo SIFE Specialized Financial Services Fund                 0.95
-------------------------------------------------------------------------------------

Approved by Board of Trustees: October 24, 2000, December 18, 2000, February 6, 2001, May 8, 2001, August 7, 2000.

Most Recent Annual Approval Date: August 7, 2001

* Subject to shareholder approval.

                                      A-2